Exhibit 10.1

                                FOURTH AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

         This FOURTH AMENDMENT, dated as of January 17, 2006, (this "Amendment") is an amendment to the Loan and Security Agreement, dated as of August 23, 2000, by and between IPARTY RETAIL STORES CORP. (the "iParty Retail"), a Delaware corporation, and IPARTY CORP. ("iParty Corp."), a Delaware corporation (iParty Retail and iParty Corp. are collectively referred to as the "Borrowers") and WELLS FARGO RETAIL FINANCE II, LLC, a Delaware limited liability company (the "Lender"), as amended by that First Amendment to Loan and Security Agreement dated as of May 23, 2002 by and between the Borrowers and the Lender, as amended by that Second Amendment to Loan and Security Agreement dated as of January 2, 2004 by and between the Borrowers and the Lender, and as amended by that Third Amendment to Loan and Security Agreement dated as of April 27, 2005 by and between the Borrowers and the Lender (as amended from time to time, the "Loan Agreement"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

          An Event of Default exists pursuant to Section 10-1 of the Loan Agreement as a consequence of the fact that the principal balance of the Loan Account exceeded Availability on January 12, 2006 (the "Existing Default"). The Borrowers have requested that the Lender agree and the Lender has agreed (i) to waive the Existing Default and (ii) to certain modifications of the Loan Agreement on the terms and conditions contained herein.

         In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby agrees as follows:

         1. New Definitions. The following shall be added as new definitions to Exhibit 3 of the Loan Agreement: "Amendment Number Four" means that Fourth Amendment to the Loan Agreement.

                  "Effective Date of Amendment Number Four" has that meaning ascribed to it in Amendment Number Four to the Loan Agreement.

                  "Maximum Term Loan Amount" means $500,000, provided that such amount shall automatically be reduced to zero ($0) dollars as of the Term Loan Termination Date.

                  "Term Loan" is defined in Section 1-1A.

                  "Term Loan Interest Rate" is defined in Section 1-4A.

                  "Term Loan Maturity Date" shall mean October 31, 2006, or if such day is not a Business Day, the next Business Day.

                  "Term Note" is defined in Section 1-2A.

                  "Term Loan Termination Date" shall mean the earliest to occur of: (a) the Term Loan Maturity Date, (b) the occurrence of an event described in Section 10-11 or (c) Lender's notice to the Borrowers of the termination of this Agreement following the occurrence of any Event of Default not described in Section 10-11.

         2. Borrowing Base.
            ---------------

                  The definition of "Borrowing Base" in Section 1.1 of the Loan Agreement shall be deleted in its entirety and the following definition shall be substituted therefor: "'Borrowing Base' means, as of any date of determination, the sum of

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                  (a)      (i) for the period between October 1st and June 30th,
                           the lesser of (x) 85% of the Net Retail Liquidation Value of Acceptable Inventory and (y) 70% of the value (at Cost) of Acceptable Inventory and

                           (ii) for the period between July 1st and September 30th, the lesser of (x) 90% of the Net Retail Liquidation Value of Acceptable Inventory and (y) 75% of the value (at Cost) of Acceptable Inventory, plus

                  (b) the lesser of (i) 85% of Eligible Credit Card Receivables and (ii) $2,000,000,

                           plus

                  (c) the principal balance of the Term Loan then extant or in effect on such date, provided, that, notwithstanding the foregoing, at no time shall the Borrowing Base exceed 98% of the sum of the Net Retail Liquidation Value of Acceptable Inventory plus Eligible Credit Card Receivables."

         3. Term Loan.
            ----------

                  (a) The Loan Agreement shall be amended by adding a new
                      Article 1A which shall provide as follows:

       "ARTICLE IA - THE TERM LOAN

         1-1A. Commitment to Make Term Loan.
               -----------------------------

         (a) Subject to the satisfaction of the conditions precedent set forth in Section 1-6A and subject to the terms and conditions and relying upon the representations and warranties set forth herein and in the other Loan Document, the Lender agrees to make a term loan to the Borrowers on the Effective Date of Amendment Number Four, in the amount requested by the Borrowers not to exceed the Maximum Term Loan Amount (the `Term Loan').

         (b) Subject to the satisfaction of the applicable terms and conditions set forth herein, the Lender shall make the proceeds of the Term Loan available to the Borrowers on the Effective Date of Amendment Number Four by transferring immediately available funds equal to such proceeds to the Funding Account. All obligations in respect of the Term Loan shall be deemed to be "Liabilities" pursuant to the term of this Agreement.

         (c) The proceeds of the Term Loans shall be used by the Borrowers solely for working capital, Capital Expenditures, and other purposes permitted by this Agreement.

         1-2A     The Term Note.
                   -------------

         The obligation to repay the Term Loan, with interest as provided herein, shall be evidenced by a Note (the `Term Note') in and substance reasonably acceptable to the Lender, executed by the Borrowers. Neither the original nor a copy of the Term Note shall be required, however, to establish or prove any Liability. In the event that the Term Note is ever lost, mutilated, or destroyed, the Borrowers shall execute a replacement thereof and deliver such replacement to the Lender.

         1-3A     Payment of the Principal of the Term Loan.
                  -----------------------------------------

         (a) The Borrowers may repay all or any portion of the principal balance of the Term Loan, without penalty, prior to the repayment in full of all other Liabilities under the Revolving Credit, cash collateralization of all L/Cs, and the termination of any obligation, under the Revolving Credit, of the Lender to make loans or to provide financial accommodations pursuant to this Agreement.

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         (b) The Borrowers shall repay the then entire balance of the Term Loan and all accrued and unpaid interest thereon on the Term Loan Termination Date.

         (c) Any amounts repaid by the Borrowers on account of the Term Loan may not be reborrowed by the Borrowers.

         1-4A     Interest on the Term Loan.
                  --------------------------

         (a) Subject to Section 1-4A(b), the unpaid principal balance of the Term Loan shall bear interest, until repaid, at a per annum rate equal to Base plus 1.25% (the "Term Loan Interest Rate"), payable monthly in arrears, on the first Business Day of each month and on the Term Loan Maturity Date.

         (b) Following the occurrence of any Event of Default (and whether or not the Term Loan is accelerated), at the discretion of the Lender, interest shall accrue and shall be payable on the unpaid balance of the Term Loan at the aggregate of the Term Loan Interest Rate plus two percent (2%) per annum.

         1-5A     Payments on Account of the Term Loan.
                  -------------------------------------

         The Borrowers authorize the Lender to determine and to pay over directly to the Lender any and all amounts due and payable from time to time under or on account of the Term Loan as advances under the Revolving Credit, it being understood, however, that the authorization of the Lender provided in this
Section 1-5A shall not excuse the Borrowers from fulfilling their obligations to the Lender on account of the Term Loan nor place any obligation on the Lender to do so.

         1-6A     Conditions Precedent To The Making Of The Term Loan.
                  ----------------------------------------------------

         The obligation of the Lender to make the Term Loan is subject to the following conditions precedent:

         (a) Representations and Warranties. All representations and warranties contained in this Agreement and the other Loan Documents or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects on and as of the date of the making of the Term Loan hereunder with the same effect as if made on and as of such date, other than representations and warranties that relate solely to an earlier date.

         (b) No Default. On the date of the making of the Term Loan hereunder and after giving effect to the Amendment Number Four, the Borrowers shall be in compliance with all the terms and provisions set forth in this Agreement and in the other Loan Documents to be observed or performed and no Default or Event of Default shall have occurred and be continuing.

          (c) Amendment Number Four. The Effective Date of Amendment Number Four shall have occurred.

         (d) Term Note. Lender shall have received the Term Note, in form and substance reasonably acceptable to Lender, duly executed by the Borrowers.

         (e) Resolutions. Receipt by Lender of a copy of the resolutions of the Borrowers, certified as of the date of the Term Loan by an Executive Officer thereof, respectively, authorizing Amendment Number Four.

         (f) Officer's Certificate. Receipt by Lender of a certificate of an Executive Officer of the Borrowers, certifying the names and true signatures of the representatives of the Borrowers authorized to sign the Term Note, together with evidence of the incumbency of such authorized officers.

         (g) Other Documents. Receipt by Lender of such other documents and instruments as the Lender may reasonably request.

         4. Interest. Section 1-8(a) of the Loan Agreement shall be deleted in its entirety and the following shall be substituted therefor: "(a) The unpaid

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principal balance of the Revolving Credit shall bear interest, until repaid
(calculated based upon a 360-day year and actual days elapsed), at an annual rate equal to the aggregate of Base plus three-quarters of one percent (0.75%) per annum, provided, that upon the payment of the Term Loan in full, the unpaid principal balance of the Revolving Credit shall bear interest, until repaid (calculated based upon a 360-day year and actual days elapsed), at an annual rate equal to the aggregate of Base plus one-half of one percent (0.50%) per annum, provided, further that in no event shall interest be in excess of the maximum rate permitted by applicable law."

         5. Exhibits. The following Exhibits to the Loan Agreement are hereby stricken and replaced by the correspondingly identified Exhibits attached hereto: Exhibits 5-4 [Locations]; 5-5 [Encumbrances and Liens]; 5-6 [Indebtedness]; 5-9 [Leases] and 9-10 [Business Plan].

         6. Waiver of Existing Default. The Borrowers acknowledge that the Existing Default is extant. Effective as of the Effective Date of Amendment Number Four, the Lender waives the Existing Default. The waiver contained herein is only of the Existing Default and no other default which exists or, with the passage of time or the giving of notice, may presently exist or may exist at any time in the future.

         7. Fees. In consideration of the Lender's willingness to enter into this Amendment, the Lender shall have earned as of the date hereof a closing fee in the amount of $10,000, which fee shall be payable as of the Effective Date of Amendment Number Four. The Lender shall be authorized to charge the Loan Account for the amount of such fee.

         8. Acknowledgement of Liabilities by Borrowers. The Borrowers confirm and agree that (a) all representations and warranties contained in the Loan Agreement and in the other Loan Documents are on the date hereof true and correct in all material respects, and (b) they are unconditionally liable for the punctual and full payment of all Liabilities, including, without limitation, all reasonable charges, fees, expenses and costs (including attorneys' fees and expenses) under the Loan Documents, and that the Borrowers have no defenses, counterclaims or setoffs with respect to full, complete and timely payment of all Liabilities.

         9. Ratification of Financing. The Borrowers confirm that the Loan Agreement and the Loan Documents remain in full force and effect without amendment or modification of any kind, except for the amendments explicitly set forth herein. This Amendment shall be deemed to be one of the Loan Documents and, together with the other Loan Documents, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior dealings, correspondence, conversations or communications between the parties with respect to the subject matter hereof. This Amendment shall be considered a Loan Document and, without in any way limiting the application of other provisions of the Loan Agreement, this Amendment shall governed by the provisions of Articles 14-2, 14-3, 14-4, 14-7, 14-8, 14-9, 14-10, 14-14 of the
Loan Agreement. No further amendment to the Loan Agreement shall be made except by a writing signed by all parties to the Loan Agreement.

         10. Representations, Warranties and Covenants. The Borrowers, jointly and severally, represents, warrants and covenants with and to the Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Loan Agreements, begin continuing condition of the making or providing any loans or L/Cs by the Lender to Borrowers:

         (a) This Amendment has been duly authorized, executed and delivered by all necessary action of the Borrowers, and is in full force and effect, and the agreements and obligations of the Borrowers contained here constitute legal, valid and binding obligations of the Borrowers enforceable against the Borrowers, jointly and severally, in accordance with its terms.

         (b) After giving effect to this Amendment, there is no Event of Default under the Loan Agreement or any of the Loan Documents.

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         11. Conditions Precedent. This Amendment shall become effective (the
"Effective Date of the Amendment Number Four") upon satisfaction of each of the following conditions precedent or waiver of such conditions by the Lender:

         (a) Receipt by Lender of this Amendment duly executed by the Borrowers and Lender.

         (b) All representations and warranties contained herein shall be true and correct in all material respects.

         (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

         (d) Receipt by Lender of an updated appraisal, in form and substance acceptable to Lender in its sole discretion.

         (e) Receipt by Lender of such other documents as the Lender may reasonably request.

         12. Miscellaneous. Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. This Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

         13. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original hereof and submissible into evidence and all of which together shall be deemed to be a single instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

                                    WELLS FARGO RETAIL FINANCE II, LLC
                                    (the "Lender")


                                    By: /s/ Lynn Whitmore
                                        -----------------
                                    Name: Lynn Whitmore
                                    Title: Vice President
BORROWER:

IPARTY RETAIL STORES CORP.

By: /s/ Patrick Farrell
    -------------------
    Name:  Patrick Farrell
    Title: President & CFO

IPARTY CORP.

By: /s/ Patrick Farrell
    --------------------
    Name:  Patrick Farrell
    Title: President & CFO